UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2018

Nightfood Holdings, Inc.

Exact name of registrant as specified in its charter)

Nevada	000-55406	46-3885019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 White Plains Road – Suite 500, Tarrytown, New York	10591
(Address of principal executive offices)	(Zip Code)

888-888-6444

Registrant’s telephone number, including area code

NA

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 31, the Registrant received proceeds of $200,000 in conjunction with a promissory note from and a Securities Purchase Agreement with, Eagle Equities entered into on September 8, 2017, and a maturity date of September 8, 2018.  The note has a face value of $210,000 and carries an 8% interest rate.  Should the Note not be paid in full prior to maturity, any remaining balance would be convertible into the Registrant’s common stock at a discount to market.

The proceeds will be used to fund production of new NightFood inventory, the development of the Half-Baked line of snacks, and ongoing NGTF operating expenses.

On February 3, 2018, the Registrant entered into a six month Consulting Agreement with Regal Consulting for corporate communications services. The Registrant had entered a three month agreement with Regal on November 3, 2017 for similar services, and has chosen to extend the engagement with Regal to continue to raise investor awareness for NGTF. Compensation to Regal includes $10,000 per month in cash, and a $200,000 six-month convertible promissory note.

The forgoing is a summary of the notes and securities purchase agreements and is qualified in its entirety by the notes and security purchase agreements, which are exhibits hereto.

Item 8.01 Other Events.

On February 5, 2018, the Registrant issued a press release announcing the addition of internet marketing veteran Gregory Getner to the NightFood brand team, and that NightFood CMO Peter Leighton will be shifting his focus to developing and launching the Half-Baked line of snacks in the CBD and cannabis-related spaces.

Item 9.01   Financial Statements and Exhibits

Financial Information

None

Exhibits:

10.1	Eagle Note dated September 8, 2017
10.2	Regal Consulting Agreement
10.3	Securities Purchase Agreement between the Registrant and Eagle, incorporated by reference to Exhibit 10.7 to the Registrant’s Current Report on Form 8-K filed September 20, 2017
99.1	Press Release dated February 5, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIGHTFOOD HOLDINGS, INC.

February 6, 2018	By:	/s/ Sean Folkson
Sean Folkson Chief Executive Officer

2